Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 1

dated April 24, 2014 to the

Intelligent Life® VUL Prospectus

dated May 1, 2014

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2014

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

PIMCO VIT All Asset Portfolio

PIMCO VIT Global Bond Portfolio (Unhedged)

The PIMCO VIT All Asset and Global Bond Portfolios changed their annual portfolio operating expenses effective 5/1/2014 as follows:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
PIMCO VIT All Asset Portfolio — Institutional Class	0.425%	0.00%	0.00%	0.76%	1.185%	0.12%	1.065%
PIMCO VIT Global Bond Portfolio (Unhedged) — Institutional Class	0.75%	0.00%	0.03%	0.00%	0.78%	0.00%	0.78%

For more information about these changes and about the portfolios in general, refer to the PIMCO VIT All Asset Portfolio and Global Bond Portfolio (Unhedged) prospectuses.